ACQUISITION OF MEC TRANSFERRED ASSETS	12 Months Ended
Dec. 31, 2011
ACQUISITION OF MEC TRANSFERRED ASSETS
ACQUISITION OF MEC TRANSFERRED ASSETS

2.                                      ACQUISITION OF MEC TRANSFERRED ASSETS

The Company accounted for the transfer of the MEC Transferred Assets, in consideration for satisfying MID’s claims relating to the 2007 MEC Bridge Loan, the 2008 MEC Loan and the MEC Project Financing Facilities (all as defined in note 3(a)), with an estimated fair value of $346.4 million less $40.0 million of cash acquired at April 30, 2010 and the cash payment of $89.0 million to the unsecured creditors of MEC plus $1.5 million as a reimbursement for certain expenses incurred in connection with the action commenced by the Creditors’ Committee, under the acquisition method of accounting. Accordingly, the fair value of the consideration was allocated to the net assets acquired and liabilities assumed based on the determination of fair values at April 30, 2010. Determination of fair value required the use of significant assumptions and estimates including future expected cash flows and applicable discount rates and the use of third-party valuations. The Company’s final allocation of the fair values of assets acquired and liabilities assumed is as follows:

Assets acquired:
Restricted cash	$10,190
Accounts receivable	65,053
Receivable from Reorganized MEC	67,677
Other current assets	20,479
Real estate properties	375,944
Fixed assets	17,517
Intangible assets	29,200
Goodwill	41,004
Other non-current assets	38,157
$665,221
Liabilities assumed:
Bank indebtedness	$41,910
Accounts payable and accrued liabilities	108,346
Income taxes payable	1,160
Long-term debt due within one year	74,039
Deferred revenue	5,328
Future tax liabilities	33,224
Other long-term liabilities	4,346
268,353
Total purchase price consideration (net of $39,980 of transferred or acquired cash)	$396,868

Goodwill arose from the acquisition of XpressBet, MJC and AmTote. Goodwill arising from the acquisition of XpressBet of $10.4 million was deductible for tax purposes and the remainder arising from the acquisition of MJC and AmTote in the aggregate amount of $30.6 million was not deductible for tax purposes.

The fair values of the assets of the racing businesses, with the exception of MJC, were assessed based on the underlying real estate as this was determined to be the highest and best use. The fair values of the real estate were determined based on external real estate appraisals on a market approach using estimated prices at which comparable assets could be purchased and adjusted in respect of costs associated with conversion to use the properties contemplated in the real estate appraisal. In the case of MJC, the fair values were established based on the sale transaction with Penn National Gaming, Inc.

The fair values of fixed assets, which include machinery and equipment and furniture and fixtures, were determined based on a market approach using current prices at which comparable assets could be purchased under similar circumstances.

Intangible assets included customer contracts, software technology and a trademark. The fair values of the intangible assets were determined in consultation with an external valuator. The fair value of the customer contracts was determined using a discounted cash flow analysis under the income valuation methodology. The income approach required estimating a number of factors including projected revenue growth, customer attrition rates, profit margin and the discount rate. Projected revenue growth, customer attrition rates and profit margin were based upon past experience and management’s best estimate of future operating results. The discount rate represented the respective entity’s weighted average cost of capital including a risk premium where warranted. Customer contracts of $12.1 million were amortized over the term of the contract, which ranged from 3 to 8 years. The fair value of the software technology was based on the relief-from-royalty valuation methodology, which estimated the incremental cash flows accruing to the owner of the software technology by virtue of the fact that the owner did not have to pay a royalty to another party for use of the asset. The incremental cash flows were derived from applying a royalty rate to estimates of the entity’s projected revenues. The royalty rate was determined by comparing third-party licensing transactions to the entity’s operations. The discount rate applied was based upon the respective entity’s weighted average cost of capital including a risk premium where warranted. Software technology of $13.0 million was amortized on a straight-line basis over 5 years. The trademark was also determined based on the relief-from-royalty valuation methodology using similar inputs described above. The trademark of $4.1 million, which was active and related to corporate identification, had an indefinite life and therefore was not amortized.

Other non-current assets primarily represented a 50% joint venture interest in The Village at Gulfstream Park™. Fair value was determined based on an external real estate appraisal using a discounted cash flow analysis under the income valuation method.

Due to the short period to maturity, the carrying values of bank indebtedness and long-term debt due within one year approximated fair value.

Other long-term liabilities related primarily to pension liabilities. The Company, in consultation with actuaries, determined the assumptions used in assessing the fair value of the pension liabilities relating to the two pension plans as follows:

•                  the assumed discount rate for each pension plan reflected market rates for high quality fixed income investments whose cash flows matched the timing and amount of expected benefit payments;

•                  the expected long-term rate of return on plan assets was determined by considering the plans’ current investment mix and the historical and expected future performance of these investment categories; and

•                  the average rate of increase in compensation levels was determined based on past salary history and expectations on salary progression.

The remaining identifiable assets and liabilities were primarily cash and cash equivalents, restricted cash, accounts receivable, other current assets, accounts payable and accrued liabilities, income taxes payable and deferred revenue, for which carrying value approximated fair value. The receivable from Reorganized MEC related to insurance recovery proceeds as well as the proceeds from the sale of Thistledown received subsequent to the date the Transferred Assets were transferred to MID under the Plan and the expected proceeds from the sale of Lone Star LP. Due to the short-term nature of these amounts, the book value approximated fair value. The proceeds from insurance recoveries were received in July 2010, September 2010 and October 2010 and proceeds from the sale of Thistledown were received in July 2010.

During the measurement period, the total purchase price consideration of $396.9 million was retrospectively adjusted by $20.3 million to the date of acquisition on April 30, 2010, due to additional information obtained relating to certain preliminary amounts previously recorded for the above assets acquired and liabilities assumed. The total purchase price consideration adjustment of $20.3 million is comprised of the following items:

Directors’ and officers’ insurance proceeds(i)	$8,400
Bankruptcy claims(ii)	11,112
Proceeds from the sale of Lone Star LP(iii)	(575)
Changes in fair value of net assets retained under the Plan(iv)	1,398
Purchase price consideration adjustment	$20,335

(i)                                     Directors’ and officers’ insurance proceeds

Under the Plan, rights of MID and MEC against MEC’s directors’ and officers’ insurers were preserved with regard to the settlement in order to seek appropriate compensation for the release of all current and former officers and directors of MID and MEC and their respective affiliates. At April 30, 2010, MID was in continued discussions with the insurers regarding its claim. Given the complex nature of the claim and related discussions, the expected proceeds could not be reasonably estimated. During the measurement period, settlement agreements were subsequently entered into in September 2010 and October 2010 with the insurers, resulting in MID receiving compensation of $5.9 million and $2.5 million, respectively. Given that these events confirmed facts and circumstances that existed at April 30, 2010, the Company recognized a retrospective adjustment of $8.4 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

(ii)                                  Bankruptcy claims

At April 30, 2010, the settlement of allowed administrative, priority and other claims which the Company assumed under the Plan were ongoing and subject to Court approval. Consequently, at each reporting date during the measurement period, the Company made estimates of such settlements based on claims that were resolved, continued to be objected to and/or negotiated and claims which were pending Court approval. As a result, the Company revised the estimates related to expected allowed administrative, priority and other claims assumed by the Company under the Plan by approximately $11.1 million as a result of information received and/or the cash settlement of certain allowed administrative, priority and other claims previously outstanding. Accordingly, the Company recognized a retrospective adjustment of $11.1 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

(iii)                               Proceeds from the sale of Lone Star LP

At April 30, 2010, the Company estimated the expected proceeds from the sale of Lone Star LP included in “receivable from Reorganized MEC”. During the measurement period, the Company revised its estimates relating to the expected proceeds as a result of information obtained relating to the estimated closing costs and Lone Star LP’s anticipated working capital position. Accordingly, the Company recognized a retrospective adjustment of $0.6 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

(iv)                              Changes in fair value of net assets retained under the Plan

At April 30, 2010, the Company estimated the working capital, including pre-petition accounts receivable on account of track wagering and litigation and other accruals, of the MEC Transferred Assets under the Plan. During the measurement period, the Company revised its estimates relating to pre-petition accounts receivable relating to track wagering and litigation accruals and other liabilities as a result of information obtained relating to the estimated and/or actual settlement of such amounts. As a result of changes in fair value of the MEC Transferred Assets, there was a corresponding change in the determination of future tax balances associated with differences between estimated fair value and the tax basis of assets acquired and liabilities assumed. Accordingly, the Company recognized a retrospective adjustment of $1.4 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

In satisfaction of MID’s claims relating to the 2007 MEC Bridge Loan, the 2008 MEC Loan and the MEC Project Financing Facilities, in addition to the assets of MEC that were transferred to MID on the effective date of the Plan, MID received $51.0 million of the amounts previously segregated by the Debtors from the sale of Remington Park, as well as $19.9 million of the net proceeds from the sale of Thistledown by the Debtors on July 29, 2010 and the unsecured creditors of MEC received the net proceeds in excess of such amount. In addition, on May 16, 2011, the sale of Lone Star LP was completed and the unsecured creditors of MEC received the first $20.0 million of the net proceeds from the sale and MID received $25.8 million, net of a working capital adjustment and closing costs. The net proceeds received by MID of $25.8 million consisted of $10.8 million in cash, $0.5 million of which is being held in escrow to cover any potential claims by the purchaser, and a note receivable of $15.0 million. The note receivable bears interest at 5.0% per annum and will be repaid in three $5.0 million instalments plus accrued interest every nine months on February 15, 2012, November 15, 2012 and August 15, 2013. On February 21, 2012, the Company received its portion of the first instalment of the note receivable with accrued interest. The note receivable is unsecured and has been guaranteed by the parent company of the purchaser. From the effective date of the Plan to November 30, 2010, the unsecured creditors and MID funded the costs and expenses incurred in connection with the operations of Lone Star LP on a pro rata basis based upon their respective proceeds. Following November 30, 2010 to the date the Lone Star LP sale was consummated on May 16, 2011, MID did not fund the costs and expenses incurred in connection with Lone Star LP’s operations. On the acquisition of the MEC Transferred Assets, the Company had determined that it effectively received a variable interest in Lone Star LP. As a result of the bankruptcy, the power to direct the activities that impacted Lone Star LP’s economic performance ultimately rested with the administrator retained by the Debtors to administer the Plan and, as such, the Company did not control the variable interest in Lone Star LP. Based on the above, the Company determined that it was a non-primary beneficiary and, accordingly, this variable interest entity did not meet the criteria for consolidation.

In connection with the Arrangement, the proceeds from the sale of Lone Star LP are shared equally between the Company and the Stronach Shareholder. Payments relating to the note receivable from the sale of Lone Star LP will be made to the Stronach Shareholder who will in turn remit 50% of those payments to the Company pursuant to the terms of the Arrangement. At December 31, 2011, the Company’s 50% interest of the $0.5 million cash held in escrow and the $15.0 million note receivable from the sale of Lone Star LP that is owing to the Company are included in “note receivable” and “current portion of note receivable” on the accompanying consolidated balance sheets and the remaining 50% transferred to the Stronach Shareholder on June 30, 2011 is included in discontinued operations. At December 31, 2010, 50% of the Company’s expected proceeds from the sale of Lone Star LP were included in “receivable from Reorganized MEC” and “current portion of receivable from Reorganized MEC” and the remaining 50% included in discontinued operations on the accompanying consolidated balance sheets.

Prior to the Arrangement, MID also had the right to receive 100% of any proceeds from PA Meadows, LLC’s future payments under the holdback relating to MEC’s prior sale of The Meadows racetrack (note 21(e)). The Company has not received any proceeds since the acquisition of the MEC Transferred Assets. In connection with the Arrangement, any future payments under such holdback will be shared equally between the Company and the Stronach Shareholder. Due to the uncertainty of receiving any proceeds under the holdback, at December 31, 2011, no amounts have been recorded in the accompanying consolidated financial statements.